Long-Term Deposits and Other Non-Current Assets (Tables)	6 Months Ended
Dec. 31, 2023
Long-Term Prepayments and Other Non-Current Assets [Abstract]
Schedule of Long-Term Deposits and Other Non-Current Assets	Long-term deposits and other non-current assets as of December 31, 2023 and June 30, 2023 consisted of the following:
	December 31, 2023	June 30, 2023
Deposits paid for land use right*	$60,000,000	$60,000,000
Performance deposits**	-	1,937,502
Deposits paid for lease assets	768,022	936,835
Total	$60,768,022	$62,874,337
*	On November 1, 2022, E-Home Pingtan entered into an investment agreement with Pingtan Comprehensive Experimental Area Investment Committee to invest in the project of “Haixia Home Management College” for promoting the education of home economics in the PRC. On January 30, 2023, the Company transferred $60,000,000 to Pingtan Comprehensive Experimental Area Investment Committee as deposits to acquire the land use right for the project.
**	In January 2020, E-Home Pingtan entered into agreements with two new outlets for business cooperation purposes. These refundable performance deposits were mainly paid for the business introduction services in which the outlets promised to refer business and customers to E-Home Pingtan within three years. The outlets agreed to return the deposits to E-Home Pingtan in case of termination of the agreements. In January 2023, the Company renewed agreements with the two outlets for further business cooperation for three years and recorded the deposits as long-term deposits. In October 2023, the Company terminated agreements with these outlets and received the deposits in full.